UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2005

                              ROYAL FINANCIAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-51123                 20-1636029
(State or other jurisdiction    (Commission file number)     ( I.R.S. employer
      of incorporation)                                      identification no.)

      9226 SOUTH COMMERCIAL AVENUE
           CHICAGO, ILLINOIS                                        60017
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (773) 768-4800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On January 21, 2005, Royal Financial, Inc. issued a press release announcing that it had received member and regulatory approval of its plan of conversion and issued 2,645,000 shares of its common stock in connection with the conversion of Royal Savings Bank from an Illinois-chartered mutual savings bank to an Illinois-chartered stock savings bank. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Press release of Royal Financial, Inc. dated January 21, 2005.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROYAL FINANCIAL, INC.


                                             By: /s/ Neil Brodzinski
                                                 -------------------------------
Date:  January 21, 2005                          Neil Brodzinski
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

  99.1       Press release dated January 21, 2005.